UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025 (June 16, 2025)

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Cyclerion Therapeutics, Inc. (the “Company”) held on June 16, 2025, as contemplated by the Company’s definitive proxy material for the meeting, certain matters were submitted to a vote of shareholders. The following tables summarize the results of voting with respect to each matter:

1.	Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Errol De Souza, Ph.D.	1,332,504	64,573	44	743,285
Regina Graul, Ph.D.	1,334,531	62,543	47	743,285
Peter M. Hecht, Ph.D.	1,323,702	73,376	43	743,285
Steven Hyman, M.D.	1,328,384	68,692	45	743,285
Michael Higgins	1,334,201	62,876	44	743,285
Dina Katabi, Ph.D.	1,334,243	62,798	80	743,285

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
2,072,684	57,547	147

3.	The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,312,697	78,221	6,203	743,285

4	The frequency of the future votes on compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved in an advisory vote, as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
827,809	164	562,965	6,183	0

5.

To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either the Election of Directors Proposal or the Auditor Ratification Proposal:

For	Against	Abstain	Broker Non-Votes
2,036,703	84,719	18,984	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: June 18, 2025	By:	/s/ Regina Graul
	Name:	Regina Graul
	Title:	President and Chief Executive Officer